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                           CONSOLIDATED TERM LOAN NOTE

Executed as of the 29th day of May, 2003.

Amount: $2,470,000.02



         FOR VALUE RECEIVED, the Undersigned (jointly and severally, if more than one) promises to pay to the order of LASALLE BUSINESS CREDIT, LLC (successor by merger to LaSalle Business Credit, Inc.), as agent for Standard Federal Bank National Association (hereinafter, together with any holder hereof, called "Lender"), at the office of Lender, located at 1735 Market Street, 6th Floor, Philadelphia PA 19103, the principal sum of Two Million Four Hundred Seventy Thousand Dollars and Two Cents ($2,470,000.02). The Undersigned (jointly and severally, if more than one) further promises to pay interest on the outstanding principal amount hereof at the rates and otherwise pursuant to the terms provided in the Loan Agreement from the date hereof until payment in full hereof.

         This Consolidated Term Loan Note ("Note") evidences Undersigned's joint and several, absolute and unconditional obligation to repay the Consolidated Term Loan referenced in, and is issued in connection with the execution and delivery of, a certain Amendment No. 2 to the Loan and Security Agreement among the Undersigned and Lender bearing even date herewith ("Second Amendment"), which Second Amendment modifies that certain Loan and Security Agreement among the Undersigned and Lender dated as of August 14, 2002, (as it has been, is being, and may hereafter be amended, modified, restated or replaced from time to time, together with all exhibits thereto, the "Loan Agreement"). This Note is entitled to all of the benefits and security of the Loan Agreement. All of the terms, covenants and conditions of the Loan Agreement and the Other Agreements are hereby made a part of this Note and are deemed incorporated herein in full. All terms which are capitalized and used herein (which are not otherwise defined herein) shall have the meaning ascribed to such term in the Loan Agreement.

         The outstanding principal amount under this Note shall be due and payable in equal consecutive monthly installments of $45,138.89 due and payable on the first day of each calendar month commencing on the first day of the month following the date hereof with a final payment due and payable on the last day of the Term. Notwithstanding the foregoing, the entire unpaid principal balance and accrued interest on this Note shall be due and payable immediately upon termination of the Loan Agreement pursuant to Section 10 thereof or upon acceleration of the Liabilities pursuant to Section 16 thereof.

         This Note replaces that certain Term Loan A Note dated as of August 14, 2002 in the original amount of $2,200,000, that certain Term Loan B Note dated as of August 14, 2002 in the original amount of $500,000 and that certain Equipment Loan Note dated as of August 14, 2002 in the original amount of $500,000, consolidates the aggregate unpaid principal balances thereunder, and restates the payment terms thereof, but does not discharge, satisfy, release or constitute a novation of any unpaid indebtedness thereunder.

         The Undersigned (and each one of them, if more than one) hereby authorizes Lender to charge any account of the Undersigned (and each one of them, if more than one) for all sums due hereunder. If payment hereunder becomes due and payable on a day other than a Business Day, the due date thereof shall be extended to the next succeeding Business Day, and interest shall be payable thereon at the rate specified during such extension.





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         Credit shall be given for payments made in the manner and at the times provided in the Loan Agreement. It is the intent of the parties that the rate of interest and other charges to the Undersigned under this Note shall be lawful; therefore, if for any reason the interest or other charges payable hereunder are found by a court of competent jurisdiction, in a final determination, to exceed the limit which Lender may lawfully charge the Undersigned, then the obligation to pay interest or other charges shall automatically be reduced to such limit and, if any amount in excess of such limit shall have been paid, then such amount shall be refunded to the Undersigned.

         The principal and all accrued interest hereunder may be (or, as applicable under the Loan Agreement, shall be) prepaid by the Undersigned, in part or in full, at any time, subject to any applicable terms and conditions contained in the Loan Agreement.

         Upon the occurrence and during the existence of an Event of Default, Lender shall have all of the rights and remedies set forth in the Loan Agreement and the Other Agreements.

         The Undersigned (and each one of them, if more than one) waives the benefit of any law that would otherwise restrict or limit Lender in the exercise of its right, which is hereby acknowledged, to set-off against the Liabilities, without notice and at any time hereafter, any indebtedness matured or unmatured owing from Lender to the Undersigned (or any one of them). The Undersigned (and each one of them, if more than one) waives every defense, counterclaim or setoff which the Undersigned (or any one of them) may now have or hereafter may have to any action by Lender in enforcing this Note and/or any of the other Liabilities, or in enforcing Lender's rights in the Collateral and ratifies and confirms whatever Lender may do pursuant to and in accordance the terms hereof and of the Loan Agreement and with respect to the Collateral and agrees that Lender shall not be liable for any error in judgment or mistakes of fact or law (excluding any error in judgment or mistakes of fact or law arising from the gross negligence or willful misconduct by Lender as determined by a final non-appealable judgment of a court of competent jurisdiction).

         Time is of the essence with respect to the obligations of the Undersigned under this Note. The Undersigned, any other Person liable with respect to the Liabilities and any and all endorsers and accommodation parties, and each one of them, if more than one, waive any and all presentment, demand, notice of dishonor, protest, and all other notices and demands in connection with the enforcement of Lender's rights hereunder.

         THIS NOTE SHALL BE GOVERNED AND CONTROLLED BY THE INTERNAL LAWS OF THE COMMONWEALTH OF PENNSYLVANIA AS TO INTERPRETATION, ENFORCEMENT, VALIDITY, CONSTRUCTION, EFFECT, AND IN ALL OTHER RESPECTS, INCLUDING, WITHOUT LIMITATION, THE LEGALITY OF THE INTEREST RATE AND OTHER CHARGES, and shall be binding upon the Undersigned (and each one of them, if more than one) and the Undersigned's successors and permitted assigns (and each of them, if more than one). The Undersigned may not assign any of their rights or obligations and liabilities under this Note. If this Note contains any blanks when executed by the Undersigned (or any one of them, if more than one), the Lender is hereby





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authorized, without notice to the Undersigned (or any one of them, if more than one) to complete any such blanks according to the terms upon which the loan or loans evidenced by this Note were granted. Wherever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or be invalid under such law, such provision shall be severable, and be ineffective to the extent of such prohibition or invalidity, without invalidating the remaining provisions of this Note. If more than one Person shall execute this Note, the term "Undersigned" as used herein shall mean all parties signing this Note, and each one of them, and all such parties, their respective successors and permitted assigns, shall be jointly and severally obligated hereunder.

         No delay or failure on the part of Lender in the exercise of any right or remedy hereunder shall operate as a waiver thereof, nor as an acquiescence in any default, nor shall any single or partial exercise by Lender of any right or remedy preclude any other right or remedy. Upon the occurrence and during the continuance of an Event of Default, Lender, at its option exercisable in its sole discretion, may enforce its rights against any Collateral securing this Note or against any other Person primarily or secondarily liable for the Liabilities without enforcing its rights against the Undersigned (or any one or more of them) or any other property of or indebtedness due or to become due to the Undersigned (or any one or more of them). Each Undersigned agrees that, without releasing or impairing such Undersigned's liability hereunder, Lender may at any time release, surrender, substitute or exchange any Collateral securing this Note and may at any time release any Person (including any one or more of the Undersigned) primarily or secondarily liable for the indebtedness evidenced by this Note.

         To induce the Lender to make the loan evidenced by this Note, the Undersigned (and each one of them, if more than one) irrevocably agrees that, subject to Lender's sole and absolute election, ALL ACTIONS OR PROCEEDINGS IN ANY WAY, MANNER OR RESPECT, ARISING OUT OF OR FROM OR RELATED TO THIS NOTE OR THE COLLATERAL SHALL BE LITIGATED IN COURTS HAVING SITUS WITHIN THE CITY OF PHILADELPHIA, COMMONWEALTH OF PENNSYLVANIA, AND EACH UNDERSIGNED HEREBY (I) CONSENTS AND SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURTS LOCATED WITHIN SAID CITY AND STATE; AND (II) WAIVES ANY OBJECTION BASED ON FORUM NON-CONVENIENS. IN ADDITION, LENDER AND THE UNDERSIGNED (OR ANY ONE OF THEM, IF MORE THAN ONE) EACH HEREBY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING WHICH PERTAINS DIRECTLY OR INDIRECTLY TO THIS NOTE, THE LIABILITIES, THE COLLATERAL, OR ANY ALLEGED TORTIOUS CONDUCT BY THE UNDERSIGNED OR LENDER OR WHICH IN ANY WAY, DIRECTLY OR INDIRECTLY, ARISES OUT OF OR RELATES TO THE RELATIONSHIP BETWEEN THE UNDERSIGNED AND LENDER. In addition, the Undersigned agrees that all service of process shall be made as provided in the Loan Agreement.

         THE FOLLOWING SETS FORTH A WARRANT OF AUTHORITY TO CONFESS JUDGMENT AGAINST EACH OF THE UNDERSIGNED. IN GRANTING THIS WARRANT OF ATTORNEY TO CONFESS JUDGMENT EACH OF THE UNDERSIGNED, FOLLOWING CONSULTATION WITH COUNSEL, AND WITH KNOWLEDGE OF THE LEGAL EFFECT HEREOF, HEREBY WAIVES ANY AND ALL RIGHTS SUCH UNDERSIGNED HAS, OR MAY HAVE, TO PRIOR NOTICE AND AN OPPORTUNITY FOR HEARING BEFORE ENTRY OF JUDGMENT UNDER THE CONSTITUTIONS AND LAWS OF THE UNITED STATES AND THE COMMONWEALTH OF PENNSYLVANIA.





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         EACH OF THE UNDERSIGNED HEREBY EMPOWERS ANY PROTHONOTARY, CLERK, OR
ATTORNEY OF ANY COURT OF RECORD TO APPEAR FOR SUCH UNDERSIGNED AFTER ANY EVENT OF DEFAULT IN ANY AND ALL ACTIONS WHICH MAY BE BROUGHT HEREUNDER IN THE COMMONWEALTH OF PENNSYLVANIA OR ELSEWHERE AND CONFESS JUDGMENT AGAINST SUCH UNDERSIGNED FOR ALL, OR ANY PART OF, THE OBLIGATIONS OF SUCH UNDERSIGNED HEREUNDER (INCLUDING WITHOUT LIMITATION ALL COSTS AND EXPENSES FOR WHICH THE UNDERSIGNED IS LIABLE HEREUNDER), TOGETHER WITH COSTS OF SUIT AND AN ATTORNEYS' COMMISSION IN AN AMOUNT EQUAL TO THE GREATER OF TEN PERCENT (10%) OF SUCH OBLIGATIONS OF THE UNDERSIGNED HEREUNDER AND SEVEN THOUSAND FIVE HUNDRED DOLLARS ($7,500) ADDED AS A REASONABLE ATTORNEYS' FEE, AND FOR SUCH PURPOSE THE ORIGINAL OR ANY PHOTOCOPY OF THIS NOTE AND AN AFFIDAVIT OF LENDER OR THEIR RESPECTIVE COUNSEL AVERRING TO SUCH DEFAULT SHALL BE A GOOD AND SUFFICIENT WARRANT OF ATTORNEY. SUCH AUTHORIZATION SHALL NOT BE EXHAUSTED BY ONE EXERCISE OR SERIES OF EXERCISES THEREOF (WHETHER OR NOT ANY SUCH EXERCISE SHALL BE HELD BY ANY COURT TO BE INVALID, VOIDABLE OR VOID), BUT SUCH POWER SHALL CONTINUE UNDIMINISHED AND JUDGMENT MAY BE CONFESSED AS AFORESAID FROM TIME TO TIME AS OFTEN AS LENDER MAY ELECT UNTIL SUCH TIME AS ALL OF THE OBLIGATIONS OF SUCH UNDERSIGNED HEREUNDER ARE SATISFIED AND DISCHARGED. EACH OF THE UNDERSIGNED HEREBY WAIVES ALL ERRORS AND RIGHTS OF APPEAL, AS WELL AS RIGHTS TO STAY OF EXECUTION AND EXEMPTION OF PROPERTY, IN ANY ACTION TO ENFORCE ITS LIABILITY HEREON.

         NOTWITHSTANDING THE ATTORNEY'S COMMISSION PROVIDED FOR IN THE PRECEDING PARAGRAPH (WHICH IS INCLUDED IN THE WARRANT FOR PURPOSES OF ESTABLISHING A SUM CERTAIN), THE AMOUNT OF ATTORNEYS' FEES THAT LENDER MAY RECOVER FROM THE UNDERSIGNED SHALL NOT EXCEED THE ACTUAL ATTORNEYS' FEES INCURRED BY LENDER.

         As used herein, all provisions shall include the masculine, feminine, neuter, singular and plural thereof, wherever the context and facts require such construction and in particular the word "Undersigned" shall be so construed.

                                      * * *

114727.01019/21154669v2
         IN WITNESS WHEREOF, and intending to be legally bound, each of the Undersigned, if more than one, has executed this Note on the date above set forth.

                                                AM COMMUNICATIONS, INC.

                                                By:    /s/ Howard Bashford
                                                   ___________________________
                                                Name:  Howard Bashford
                                                Title: Vice President, Finance

                                                AM BROADBAND SERVICES, INC.

                                                By:    /s/ Howard Bashford
                                                   ___________________________
                                                Name:  Howard Bashford
                                                Title: Vice President, Finance

                                                SRS COMMUNICATIONS CORPORATION

                                                By:    /s/ Howard Bashford
                                                   ___________________________
                                                Name:  Howard Bashford
                                                Title: Vice President, Finance

                                                AMC SERVICES, INC.

                                                By:    /s/ Howard Bashford
                                                   ___________________________
                                                Name:  Howard Bashford
                                                Title: Vice President, Finance

                                                AM NEX-LINK COMMUNICATIONS, INC.

                                                By:    /s/ Howard Bashford
                                                   ___________________________
                                                Name:  Howard Bashford
                                                Title: Vice President, Finance

                                                AM TRAINING SERVICES, INC.

                                                By:    /s/ Howard Bashford
                                                   ___________________________
                                                Name:  Howard Bashford
                                                Title: Vice President, Finance


================================================================================

FOR LENDER USE ONLY

Officer's Initials: _____________
Approval: ___________